Exhibit 10.3

Exhibit 10.3 FACILITY AGREEMENT THIS FACILITY AGREEMENT executed BETWEEN THE PERSONS as more particularly described in Schedule I (hereinafter referred to as “the Borrower”); AND L&T INFRASTRUCTURE FINANCE COMPANY LIMITED a company registered under the Companies Act, 1956, having its Registered Office at Mount Poonamallee Road, Manapakkam, Chennai – 600 089 and Corporate Office at 3A, Laxmi Towers, 1st Floor, Bandra Kurla Complex, Bandra (East), Mumbai – 400 051, (hereinafter referred to as “Lender” which expression shall, unless it be repugnant to the subject or context thereof, include its successors in title and assigns). I. DEFINITIONS 1.1 In this Agreement, unless the context otherwise so requires, the following expressions shall have the following meanings, viz : (i) “Agreement” means this agreement, all Schedules and all amendments to this agreement; (ii) “Applicable Rate(s)” shall mean the applicable rate(s) of interest on any amount(s) payable under this Agreement and/or any other Transaction Documents, as specified herein; (iii) “Assets” shall mean all movable and immoveable properties, tangible and intangible, present and future described in Schedule III to this agreement, and includes any individual items comprised in the asset(s) and all equipments spares, accessories, attachments, alterations, improvements, hereditaments, replacements and/or additions to the asset(s) or any item or any part thereof during the period of this agreement and shall include project assets as defined hereafter;

(iv) “Authority” shall mean and include any applicable legislative body, regulatory or administrative authority, agency or commission, or any court, board, bureau, instrumentality, tribunal, or judicial or arbitral body having authority of law; (v) “Business Day” shall mean a day on which the office of the Lender as described in this Agreement, or such other office as may be notified by the Lender to the Borrower, is open for business; (vi) “Clearance” shall mean any consent, license, approval, registration, permit, sanction or other authorisation of any nature which is required to be granted by any Government Authority for the formation of the Borrower and for undertaking, performing or enforcing the obligations contemplated by the Transaction Documents required to be obtained by the Borrower under the Applicable Law or otherwise in connection with the Project; (vii) “Debt to Equity Ratio” shall mean the result, expressed as a fraction, obtained by dividing debt by equity as specified in Schedule II hereto; (viii) “Default’ shall mean any event, act, omission or condition which is or which amounts to non-compliance of any of the obligations under this Agreement or any other Transaction Document and which with notice, lapse of time or both or the fulfilment of any other requirement provided for in this Agreement or any other Transaction Document would become an Event of Default; (ix) “Default Rate” shall mean the rate of interest specified as the Default Rate in Schedule II hereto and/or such other rate as may be intimated from time to time by the Lender to the Borrower as the Default Rate; (x) “DSCR” shall mean on any date, in respect of any period, the ratio of : The AGGREGATE of (a) profit after tax computed based on project revenues realized in cash (excluding non cash adjustments, if any) for that period; (b) depreciation for such period; (c) all interest and commissions payable; (d) financing costs payable under the Facility Agreement/Transaction Documents for such period; to An amount equal to the sum of interest, guarantee commission and financing costs payable under the Facility Agreement/Transaction Agreements and the repayment instalments to be paid under the Financing Agreements for that period. (xi) “Due Date” shall mean, in respect of a Repayment Instalment or an interest payment, the date on which the same falls due as stipulated in Schedule II hereto; or in case of any other amount payable under this Agreement, the date on which such amount falls due in terms of this Agreement; (xii) “Encumbrance” means any mortgage, charge, pledge, lien, hypothecation, assignment, escrow arrangement, trust arrangement, title retention or other arrangement, of any kind or description whatsoever, having the effect of conferring security interest or right of any similar nature whatsoever; (xiii) “Event of Default” shall mean any or all of the events specified in Clause 7 hereof; (xiv) “Facility shall mean the Rupee term loan specified in Schedule II hereto agreed to be granted to the Borrower by the Lender on the terms and conditions contained herein; (xv) “Indebtedness” means any indebtedness whatsoever of the Borrower at any time for or in respect of monies borrowed, contracted or raised (whether or not for cash consideration) or liabilities contracted by whatever means (including under guarantees, indemnities, acceptance, credits, deposits, hire purchase and leasing); (xvi) “Interest Payment Date(s)” shall mean the date(s) for payment of interest as specified in Schedule II hereto; (xvii) “Law” shall mean and include any statute, law, treaties, rule, regulation, ordinance, guideline, notification or any requirement, restriction, authorisation, order, directive, permit, judgement, decree having the force of law, or any interpretation of any of the foregoing by any Authority, whether in effect as on the date hereof or thereafter, and shall include any reenactment, substitution or amendment thereof that is applicable to any transactions contemplated herein and/or to any other Transaction Document, and/or to any of the Parties to this Agreement and/or any Transaction Document; (xviii) “Material Adverse Effect” shall mean the effect or consequence of any event or series of events or circumstances, whether related or not, which is or is likely to be detrimental to, or adversely effect, or which has or is likely to have a material adverse effect on the business, Asset/assets, securities, financial condition, Project (if applicable) of the Borrower; which may or is likely to effect (i) the ability of the Borrower or any person to perform or comply with all or any of their respective obligations under this Agreement and/or the other Transaction Documents; (ii) or endanger the business, Assets/assets, security, financial condition, Project(if applicable) in any manner; (xix) “Project” shall have the meaning specified in Schedule I hereto; (xx) “Project Assets” shall mean all movable and immovable properties of the Borrower (present and future) including but not limited to (a) all movable and immovable properties (present and future) with respect to the Project (b) all the rights, title, interests, benefits, claims and demands of the Borrower under the Project Documents, (c) all the rights, title, interest, benefits, claims and demands of the Borrower in or under Clearances, (d) all the right title, interest, benefits, claims and demands whatsoever of the Borrower in any letter of credit, guarantee, performance bond provided by any party to the Project Documents and (e) Insurance Contracts or, as the case may be, Insurance Proceeds;

(xxi) “Project Documents” shall mean the documents enumerated in Annexure1 and as may be amended and supplemented from time to time and include any other material document (in the opinion of the Lender) relating to development, operation and maintenance of the Project; (xxii) “Receivables” shall mean all amounts owing to and received and/or receivable by the Borrower and/or any person on its behalf, all book debts, all cash flows and receivables and proceeds arising from / in connection with Project, all cash-in-hand, commissions, revenues, claims and actionable claims of whatsoever nature and howsoever and wherever arising due or owing to or become due or owing to or acquired by the Borrower and the full benefit of all rights and remedies relating thereto including but not limited to fees, deposits and all claims for damages and other remedies for non payment of the same; and all rights, title, interest, benefits, claims and demands whatsoever of the Borrower in, to or in respect of all the aforesaid assets, both present and future (the “Receivables”, which expression shall, as the context may permit or require, mean any or each of such Receivables); (xxiii) “Repayment Date(s)” shall mean the date(s) specified in the Repayment Schedule for payment of Repayment Instalment(s); (xxvi) “Repayment Instalment(s)” shall mean Instalment(s) of the Facility to be repaid on the Repayment Date(s) as specified in the Repayment Schedule; (xxv) “Repayment Schedule” shall mean the repayment schedule set out in Schedule II hereto specifying Repayment Date(s) and Repayment Instalment(s); (xxvi) “SBI PLR” means the prime lending rate or the benchmark rate of lending announced by the State Bank of India from time to time; (xxvii) “Secured Obligations” shall mean the Borrower’s obligation to pay, repay or reimburse, as the case may be, the principal amounts of the Facility, Interest, Further Interest, Additional Interest, premium on prepayment, all costs, charges and expenses and other monies owing by, and all other present and future obligations and liabilities of the Borrower to the Lender under this Agreement, all costs, charges and expenses including but not limited to the costs, legal expenses and costs of preserving the securities and/or enforcement thereof, incurred by the Lender under the Facility Agreement/Transaction Documents executed by the Borrower; (xxviii) “Security” means the security interest created by the Borrower or any other person to secure all amounts owing by the Borrower to the Lender under this Agreement; (xxix) “Taxes” shall mean and include all present and future taxes, levies, imposts, duties or charges of a similar nature including, without limitation, any corporation, capital gains, income, withholding taxes, gross receipts, franchise, transfer, sales, use, business , occupation, transaction, purchase, value added, excise, goods and services, real or personal property, stamp duty or other taxes whatsoever imposed by any Authority together with interest thereon and penalties in respect thereof and “Taxation” shall be construed accordingly; (xxx) “Transaction Documents” shall mean and include this Agreement, the Approval Letter issued by the Lender in respect of the grant of the Facility to the Borrower, and all or any other agreements, instruments, undertakings, deeds, writings and other documents executed or entered into, or to be executed or entered into by the Borrower and/or any other person in relation to or pertaining to the transactions contemplated by, or under this Agreement as amended from time to time; (xxxi) “Trust and Retention Account’ shall have the meaning ascribed to it in the Trust and Retention Account Agreement; (xxxii) “Trust and Retention Account Agreement” or “TRA” shall mean the agreement to be entered into between the Borrower, the Account Bank, the Lender and the Lenders’ Agent providing for the opening and operation of the Trust and Retention Account and as modified/amended to the satisfaction of the Lender; (xxxiii) “Unpaid Liability” shall mean any amount remaining unpaid on Due Date. 1.2 In this Agreement, unless the contrary intention appears: (i) a reference to: • an agreement / document / undertaking / deed / instrument / indenture / writing includes all amendments made thereto from time to time as also all schedules, annexures and appendices thereto; • an “amendment” includes a supplement, modification, novation, replacement or re-enactment and “amended” is to be construed accordingly; • “authorisation” includes an authorisation, consent, clearance, approval, permission, resolution, licence, exemption, filing and registration; • “person” includes an individual, statutory corporation, body corporate, partnership, joint venture, association of persons, society, trust, juridical person, government, or any agency, department, authority or political subdivision thereof, international organisation, and shall include their respective successors and assigns and in case of an individual shall include his legal representatives, administrators, executors and heirs and in case of a trust shall include the trustee or the trustees for the time being; (ii) a reference to a Sub-clause, Clause or a Schedule shall denote a reference to such Sub-clause, Clause or Schedule as specified, of this Agreement; (iii) the singular includes the plural (and vice versa ); (iv) the index to and the headings in this Agreement are inserted for convenience of reference only and are to be ignored in construing and interpreting this Agreement;

(v) reference to the words “include” or “including” shall be construed without limitation; (vi) reference to a gender shall include references to the female, male and neuter genders; (vii) all approvals, permissions, consents or acceptance required from the Lender for any matter shall require the “prior”, “written” approval, permission, consent or acceptance of the Lender; (viii) a reference to a “month” is a reference to a period starting on one day in a calendar month and ending on the date immediately before the numerically corresponding day in the next calendar month, except that if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last day in that calendar month; (ix) in the event of any disagreement or dispute between the Lender and the Borrower regarding the materiality or reasonableness of any matter including of any event, occurrence, circumstance, change, fact, information, document, authorisation, proceeding, act, omission, claims, breach, default or otherwise, the opinion of the Lender as to the materiality or reasonableness of any of the foregoing shall be final and binding on the Borrower. II. TERMS OF THE FACILITY 2.1 (i) The Lender hereby agrees to lend and advance to the Borrower, and the Borrower hereby agrees to avail of the Facility as specified in Schedule II hereto on the terms and conditions contained in this Agreement and the other Transaction Documents. (ii) The Facility shall be used by the Borrower solely for the Project; (iii) Disbursements under the Facility may be made by the Lender in one or more Instalments as may be decided by the Lender, subject to the Borrower complying with the provisions of this Agreement and the disbursement procedure stipulated by the Lender and the expenditure incurred being in consonance with the details mentioned herein/approved by the Lender. All disbursements shall be by cheques/authorisations. All the collection/remittance/other charges will be borne by the Borrower; (iv) The Borrower shall provide the Lender with prior notice of drawdown of any Instalments of the Facility as specified in Schedule II hereto. 2.2 (i) The Borrower shall repay the Facility in the manner and on the Repayment Date(s) as specified in the Repayment Schedule as specified in Schedule II hereto; (ii) The Borrower can prepay the Facility or any portion thereof as specified in Schedule II hereto; (Ill) (a) The Borrower shall implement the Project within the overall Project Cost and in accordance with the Financing Plan, and within the time frame as agreed to by the Lender; (b) The Borrower agrees that the Lender shall have the right to conduct a review of the Project at any time, during implementation, and before completion, of the Project; (C) The Borrower agrees that if as a result of such review, the Lender is of the opinion that the Borrower has not implemented/nor is likely to implement the Project within the Project Cost and/or in accordance with the Financing Plan and/or the Borrower has not commenced/nor is likely to commence commercial operation within the time frame as specified in Schedule I hereto, the Lender shall be entitled, at its sole discretion, to revise the Repayment Schedule and/or stipulate such additional conditions as the Lender may deem fit; (d) For the purposes herein, the terms “Project”, “Financing Plan” and “Project Cost” shall have the meaning ascribed to them in Schedule I hereto. 2.3 (i) The Borrower shall pay the Lender interest on the amount of the Facility outstanding from time to time at the Applicable Rate(s) in the manner and on the date(s) as specified in Schedule II hereto, commencing from the first Interest Payment Date falling Immediately after the date of first disbursement under the Facility; (ii) The Borrower shall pay such interest at the weighted average rate of interest on total disbursements of the Facility from the date on which the whole of the Facility is disbursed to the Borrower. For the purpose of this clause, “weighted average rate” means the weighted mean of the rates of interests applicable on each disbursement of the Facility; (iii) All other payments made/expenses incurred by the Lender in terms of this Agreement and/or any other Transaction Document shall be reimbursed /repaid by the Borrower together with interest thereon at the Applicable Rate(s) specified in Schedule II hereof, calculated from the respective date(s) of payments made/expenses incurred by the Lender till the date of reimbursement/payment thereof, within 15 days of the date of demand by the Lender; (iv) All interest on the Facility and on all other amounts accruing due under this Agreement and/or the other Transaction Document shall in case the same is not paid on the respective Due Date(s), carry further interest at the Default Rate, or at the Applicable Rate(s), whichever is higher. Such interest shall be computed from the respective Due Date(s) and shall become payable upon the footing of compound interest with rests as specified in Schedule II, till the date of payment by the Borrower; (v) All interest payable in terms of this Agreement shall, until creation of final security for the Facility as specified herein, be increased by such rate(s) (“Additional Interest”) as specified in Schedule II hereto; (vi) The Borrower acknowledges that the rates of interest / Default Rate and other fees/charges as specified herein are reasonable; and that Default Rate of interest represents a genuine pre-estimate of the loss expected to be incurred by the Lender in the event of non payment of any monies by the Borrower;

(viii) The Borrower acknowledges that the Facility provided hereunder is for a commercial transaction and waives any defence available under usury or other laws relating to the charging of interest; 2.4 The Borrower shall pay the Lender such upfront interest and in the manner as specified in Schedule II hereto. 2.5 The Borrower’s obligation to pay the Repayment Instalments, interest and all other amounts/ monies payable under or pursuant to this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation: (i) any setoff, counterclaim, recoupment, defense or other right which the Borrower may have against the Lender, or any other person for any reason whatsoever; (ii) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower; (iii) any other circumstances, happening or event whatsoever whether or not similar to any of the foregoing. 2.6 All payments by the Borrower under this Agreement shall be so paid to enable the Lender to realise, at par, the amount on or before the due date and shall be made free and clear of and without any deduction on any account, except to the extent that the Borrower is required by law to make payment subject to deduction of tax on interest payments. All such deductions made shall be paid by the Borrower when due and the Borrower shall, within 30 days of the payment being made, deliver to the Lender a certificate indicating the tax so deducted or evidence satisfactory to the Lender (including all relevant Tax receipts in originals) that the payment has been duly remitted to the appropriate authority, as may be required by the Lender. Any future additional Taxes (excluding tax deduction on interest payments) will be to the cost of the Borrower. 2.7 (i) All interest payable under or pursuant to this Agreement are exclusive of charges payable by the Borrower towards tax on interest (except income tax on interest) and/or any other levy/charges as may be levied by any Authority from time to time; (ii) Interest and all other charges shall accrue from day to day and shall be computed on the basis of 365 days and the actual number of days elapsed. 2.8 The Borrower shall pay all interest tax, service tax, all other imposts, duties (including stamp duty and relevant registration and filing charges in connection with this Agreement and/or any other Transaction Document) and Taxes (of any description whatsoever) as may be levied from time to time by any Authority in respect of or in connection with the Facility, this Agreement and / or any other Transaction Document. The Borrower shall also pay all costs, charges, fees, and expenses in any way incurred or payable by the Lender in respect of or in connection with the Facility, this Agreement and/or any other Transaction Document. In the event of the Borrower failing to pay the monies referred to above, the Lender shall be at liberty (but shall not be obliged) to pay the same, and the Borrower shall reimburse all such sums paid by the Lender, together with interest thereon in accordance with the provisions contained herein, within 15 days of the date of demand by the Lender. The Borrower shall pay an interest at the Default Rate in case the reimbursements as aforesaid are not made within the said period of 15 days. 2.9 (i) All monies due and payable by the Borrower to the Lender pursuant to this Agreement shall be paid by telegraphic telex or mail transfer to the account of the Lender at ICICI Bank, Backbay Reclamation Branch, Churchgate, Mumbai- 400 020 or by cheque or bank draft drawn in favour of the Lender on a scheduled bank not being a co-operative bank, as provided in Schedule II and shall be so paid as to enable the Lender to realise at par, the amount sought to be paid on or before the due date to which the payment relates. Credit for all payments by cheque/bank draft will be given only on realisation thereof by the Lender or on the Due Date to which the payment relates, whichever is later. Provided however, if the Due Date in respect of any monies payable under or pursuant to this Agreement falls on a Saturday or a day which is not a Business Day, the immediately preceding Business Day shall be the Due Date for such payment. 2.10 A statement signed by an officer of the Lender certifying the amount of any payment(s) including any interest thereon payable under this Agreement and/or any other Transaction Document, and/or any loss or damage incurred or sustained by the Lender, shall be final and binding on the Borrower. 2.11 Appropriation of payments (a) Any payments due and payable under or pursuant to this Agreement and/or any other Transaction Document and made by the Borrower shall be appropriated towards such dues in the following order viz: (i) Interest on costs, charges and other expenses; (ii) Costs, charges and other expenses; (iii) Default Interest on arrears; (v) Interest on the Facility including Additional Interest till creation of security; (v) Repayment Instalments. (b) Notwithstanding anything contained in Clause (a) hereinabove, the Lender may, at its discretion, appropriate such payments towards the dues, If any, payable by the Borrower in respect of any other facility(ies) availed of by the Borrower from the Lender in the order specified in the relative agreement(s). 2.12 Unless otherwise agreed to by the Lender, the Borrower’s right to request the Lender for any disbursement(drawdown) under the Facility in terms of this Agreement shall cease upon expiry of the period as provided in Schedule II, from the date of this Agreement, and the unutilised amount shall stand cancelled to that extent. 2.13 The obligations of the Borrower (whether financial, performance or otherwise) under this Agreement and/or any other Transaction Document, including, without limitation, the Secured Obligations, any increase as a result of devaluation /revaluation /fluctuation in the rates of exchange of foreign currency involved where applicable, payable by the Borrower in respect thereof shall be secured by the

Assets/assets and in the manner as provided in Schedule IV, in a form and manner satisfactory to the Lender. 2.14 If, at any time during the subsistence of the Facility, the Lender is of the opinion that the security provided by the Borrower has become inadequate to cover the Facility repayments then outstanding, the Lender shall advice the Borrower to that effect. The Borrower shall provide and furnish to the Lender, such additional security as may be acceptable to the satisfaction of the Lender to cover such deficiency. 2.15 CONTINUING SECURITY The security hereunder created or created under any Transaction Document in terms of this Agreement shall be and remain a continuing security to the Lender and accordingly shall: (i) be binding upon the Borrower, its successors in title and/or such persons under any Transaction Documents and their respective successors in title or heirs, executors, administrators, legal representatives as may be applicable; (ii) extend to cover the Borrower’s Indebtedness hereunder or otherwise; (iii) not be discharged by any intermediate payment by the Borrower or any settlement of accounts between the Borrower and the Lender; (iv) be in addition to and not in substitution for or derogation of any other security which the Lender may at any time hold in respect of the Borrower’s Indebtedness/obligations hereunder; and (v) be security for all amounts due and payable by the Borrower for all monies due by the Borrower to the Lender, whether under this Agreement or otherwise. 2.16 The additional conditions as more particularly provided in Schedule VI hereto shall be applicable to this Agreement /Transaction Documents and wherever necessary the Borrower shall effect full compliance thereto in the manner and to the satisfaction of the Lender. III. PRE-DISBURSEMENT CONDITIONS 3.1 The Borrower shall comply with the following conditions prior to the first disbursement under the Facility : (i) The Borrower shall provide up-to-date certified copies of all necessary authorisations, resolutions, certificates, constitutional documents and/or any other documents as may be required by the Lender, pertaining to the Borrower/ any other person as may be required for the entering into of this Agreement and/or the other Transaction Documents and/or for any of the transactions contemplated hereunder; (ii) Unless otherwise permitted by the Lender, the Borrower shall ensure that all security required to be created in terms of this Agreement has been duly and validly created, and all requirements for filing, registration or notification in respect thereof have been duly complied with, and the Borrower shall provide the Lender with proof thereof, along with all the required security and other Transaction Documents duly executed; (iii) The Borrower shall, in addition to the above, comply with the pre-disbursement conditions as more particularly provided in Schedule V hereto; (iv) The Borrower shall provide certified, up-to-date copies of all Project related documents to the Lender. 3.2 The Borrower shall comply with the following conditions prior to all disbursements under the Facility: (i) The Borrower shall perform all its obligations and undertakings and comply with all conditions specified herein and/or in the other Transaction Documents; (ii) The Borrower shall provide the Lender with all information/documents as may be required by the Lender, and shall comply with all other conditions that may be stipulated by the Lender during the currency of the Facility. IV. OTHER CONDITIONS 4.1 (i) The Borrower shall keep and maintain in accordance with good business practice and applicable laws, all statutory books, books of accounts, bank statements and other records, including records showing expenditure incurred on the Project/Asset/s, utilisation of the disbursements hereunder, utilisation of the Asset/s, where applicable, progress of the Project and the operations and financial conditions of the Borrower and such records shall be open to examination by the Lender and/or their employees or representatives. The cost of such inspection shall be borne by the Borrower; (ii) The Lender shall be entitled to appoint, any consultant(s) as it may require to inspect and examine the accounts and/or operations of the Borrower and its assets and premises, and/or to conduct any specific assignments, including examination of its financial or cost accounting system, or as concurrent or internal auditors. The costs, charges and expenses, including professional charges of such consultants shall be borne by the Borrower; (iii) The Borrower shall, at its cost, permit the Lender and/or its employees or representatives to carry out any inspections of the business, operations or the assets/Assets of the Borrower and/or of the Project; (iv) The Borrower shall provide free access to such persons mentioned hereinabove, and shall provide all cooperation, assistance and /or all documents, records, accounts, etc. as may be required for the aforesaid purposes.

4.2 (i) The Borrower shall not appoint/re-appoint/remove any person having substantial powers of management without the approval of the Lender; (ii) The persons referred to in (i) above shall not be paid any commission and/or any compensation for loss of their office so long as any event of default has occurred or is subsisting hereunder and/or under any of the other Transaction Documents; (iii) The Borrower shall, if so required by the Lender, appoint persons mentioned in (i) hereinabove and/or other suitable/duly qualified technical, financial and executive staff for any key posts in the Borrower’s organisation. The terms of such appointments shall be subject to the approval of the Lender. (iv) The Borrower shall constitute such committees of the Board with such composition and functions as may be required by the Lender. V. BORROWER’S REPRESENTATIONS AND WARRANTIES The Borrower hereby makes the following representations, warranties and confirmations; and states that the same are true, correct, valid and subsisting in every respect as of the date of this Agreement, as of the date of each disbursement by the Lender hereunder, and as on each Due Date:- 5.1 It is duly incorporated and validly existing under the laws of India and has the corporate power to own its assets, conduct its business as presently conducted and to enter into, and ensure performance of its obligations under this Agreement; 5.2 This Agreement and each of the other Transaction Documents is duly authorised and executed by the Borrower and constitutes a valid and legally binding obligation of the Borrower, enforceable in accordance with the terms contained herein; 5.3 All authorisations as are necessary for the execution of this Agreement and the other Transaction Documents for and on its behalf are in full force and effect; 5.4 All information provided by the Borrower to the Lender, including any information provided in relation to its application for the grant of the Facility is true and accurate in all material respects, is not misleading and does not omit any material fact, the omission of which would make any fact or statement therein misleading; 5.5(i) All acts, conditions and things required to be done, fulfilled or performed, and all authorisations required or essential, for the Project or for the entry and delivery of this Agreement and/or the other Transaction Documents, or for the performance of the Borrower’s obligations thereunder, have been done, fulfilled, obtained, effected and performed and are in full force and effect and no such authorisation has been, or is threatened to be, revoked or cancelled; (ii) The Borrower has not received any notice, nor is it aware that any authorisation necessary or required to be obtained in present or in future, will not be granted or obtained;

(iii) The Borrower is in compliance in all respects with all laws and regulations affecting its Assets, the Project and its business and operations. 5.6 The entry into, delivery and performance by the Borrower of, and the transactions contemplated by, this Agreement and the other Transaction Documents do not and will not conflict with any Law, or with the provisions of any document, which is binding on the Borrower or any of its Assets. 5.7 The Borrower is not in default, or breach of any of the terms of this Agreement and/or any of the other Transaction Document; and no Event of Default is subsisting, nor is there any event or circumstance subsisting which constitutes, or is likely to constitute an Event of Default and/or a default under any document binding on the Borrower or any of its Assets. 5.8 Except to the extent disclosed by the Borrower to the Lender in Schedule VII hereto, as on the date hereof, the Borrower is not in arrears of any public demands such as income tax, service tax, corporation tax or any other taxes or any other statutory dues payable to any Authority. 5.9 The Borrower is not entitled to, and will not claim immunity for itself or any of its assets from suit, execution, attachment or other legal process in any proceedings in relation to this Agreement and/or any other Transaction Document. 5.10 The choice of governing law and jurisdiction of the Courts as specified in this Agreement is legal, valid and binding on the Borrower under Indian Law/the Law applicable to the Borrower. 5.11 No litigation, arbitration, administrative or other proceedings are pending or threatened against the Borrower, its assets or the Project, which, if adversely determined, might have a Material Adverse Effect. 5.12 The Borrower is in compliance with all applicable environmental laws, and has obtained all authorisations as may be necessary for the Project and/or for the carrying on of the Borrower’s business; and there is no material claim and/or action initiated/pending against the Borrower in this connection. 5.13 (i) The Borrower is not in breach of the terms of any Project Document nor (so far as it is aware) is any other party thereto, to an extent, which might have a Material Adverse Effect; (ii) The Borrower has not entered into any material agreement in connection with the Project that has not been disclosed in writing to the Lender. All Project documents and/or copies thereof have been provided to the Lender; and all such Project documents/copies were, as on the date of delivery, true, accurate and up to date and no significant change/amendment has occurred in the same after such date and till the date hereof. 5.14 All insurances which are required to be maintained by the Borrower / any other person in relation to the Project and /or as specified herein and/or in the other Transaction Documents are in full force and effect. 5.15 The Borrower duly owns or holds and/or applied for valid and subsisting licenses in respect of all trade names, trade marks, patents, designs and other intellectual property used or intended to be used by the Borrower in the course of its business and the same are duly registered in the name of the Borrower and have not become voidable. 5.16 The Borrower duly owns and holds all other material consents, licenses, franchises, permits and authorisations necessary for the lawful conduct, ownership and operation, of its businesses and the same are valid and subsisting and have not become voidable. VI. BORROWER’S COVENANTS 6.1 During the subsistence of this Agreement and till the Facility and all amounts payable in terms hereof are duly paid by the Borrower, the Borrower shall : (i) Promptly notify the Lender ; (a) of any event or circumstance which would, or is likely to, result in any of the representations and warranties made by the Borrower hereunder becoming untrue, incorrect or misleading in any manner; (b) of any circumstance or event which would, or is likely to interfere in/prevent/delay the proper implementation of the Project, or which may result in substantial overrun in the original estimate of costs, or of the happening of any labour strikes, lockouts, shut-downs, fires or other similar happenings likely to have a Material Adverse Effect, along with all details/documents as may be required by the Lender; (c) of any material loss or damage which the Borrower may suffer due to any event, circumstances or act of God; d) of any action or steps taken or legal proceedings started by or against it in any court of law for its winding-up, dissolution, insolvency, administration or re-organisation or for the appointment of a receives administrator, administrative receiver, trustee or similar officer of the Borrower or of any or all of its Assets; (e) of any litigation, arbitration, administrative or other proceedings initiated or threatened against the Borrower, its assets or any of the Assets provided as security in terms hereof; (f) of any action or event pertaining to or having the effect of revocation, repudiation, denial or cancellation of any authorisation. (g) of any public demands such as income tax, service tax, corporation tax or any other taxes or any other statutory dues payable to any Authority. (ii) Deliver to the Lender: (a) its audited Balance Sheet and Profit and Loss Account within 3 months of the end of its financial year/simultaneously with the issuance thereof to the shareholders of the Borrower; and its accounts for each quarter within 45 days of the end of such quarter;

(b) copies of any notice received by the Borrower, pertaining to any termination of any material contracts, material defaults, demands or claims made against the Borrower or any of is assets, which could have a Material Adverse Effect; (c) copies of all documents despatched by the Borrower to all its creditors (or any general class of them) at the same time as they are despatched; (d) regular progress reports, to the satisfaction of the Lender, on any matter as may be required, including the Project, as also any other reports and information as may be required by the Lender from time to time; (e) copies of all project documents, additional documents and authorisations entered into or obtained by the Borrower, or any amendments thereto. (iii) The Borrower shall: (a) maintain its corporate existence and the right to carry on its business and operations as it is conducted in all applicable jurisdictions; (b) obtain and maintain all franchises and authorisations necessary for the conduct of its business and operations in such jurisdictions, and for the performance of its obligations hereunder and/or in relation to the Project; (c) develop, maintain and implement the Project in accordance with prudent industry standards and accepted industry practices and comply with all its obligations under each Project document and complete the implementation of the Project. (iv) promptly inform the Lender if the auditors of the Borrower cease to act as such, along with the reasons therefor, and appoint another firm as auditors with 15 days prior notice to the Lender; (v) if applicable under applicable law, make such amendments/alterations to its constitutional documents as may be required by the Lender to give effect to any of the provisions herein and/or in any of the other Transaction Documents, and/or to safeguard its interests hereunder and/or in relation to the other Transaction Documents; (vi)(a) insure and keep insured all its assets /Assets against all risks with the widest possible cover as per the best industry practice and as required by the Lender; (b) ensure that all such insurance is in the joint names of the Borrower and the Lender/ all such insurance is duly assigned / endorsed in favour of the Lender; and shall promptly deliver to the Lender all original policies/certified true copies of insurance and renewals thereof /endorsements thereto; (c) promptly pay all premia and all other amounts in this regard; and in the event any amounts payable in respect of such insurance is not paid, the Borrower agrees that the Lender may, at its sole discretion, make such payments and/or get the assets/Assets insured; (d) ensure that the Borrower and/or any other person does not do or omit to do or be done or permit or suffer any act, deed or thing which might or could prejudicially vitiate or affect any such insurance; (e) agree that the Lender may at its option decide that any insurance proceeds received under the said insurance shall be applied at the option of the Lender in making good the damage or in the event of default towards payment/repayment of the dues of the Lender. (vii) make arrangements satisfactory to the Lender for meeting the shortfall, if any, in the resources of the Borrower for achieving the completing the Project, and for working capital requirements; and the Borrower shall provide undertakings from such persons as may be specified by the Lender in this regard. The Borrower shall ensure that all funds brought in to meet such shortfall shall be in the form and manner, and on such terms (including as regards interest) as may be required by the Lender. Unless otherwise agreed by the Lender, such funds shall be in the form of unsecured/loans/deposits, and the Borrower shall not repay/return the same or any part thereof till the Facility and all amounts payable in terms hereof are duly paid by the Borrower, nor shall the Borrower pay any interest on the said amounts if at the time of such payment there is a default in the payment of any amount under the Facility. 6.2 During the subsistence of this Agreement and till the Facility and all amounts payable in terms hereof are duly paid by the Borrower, the Borrower shall not, without the approval of the Lender, or as otherwise permitted hereunder: (i) (a) undertake any new project, or diversification or any substantial expansion, or alter the Financing Plan or scope of the Projector engage in any new business or activities either alone or with any other person, or enter into any arrangement with any other person whereby the Borrower’s income/profits may be shared; (b) make or permit any material amendments or termination of any material contracts / any Project documents; (c) enter into any contract or arrangement whereby its business or operations are managed by some other person; (ii) (a) contract, incur or agree to any indebtedness of any manner whatsoever (save and except trade guarantees in the normal course of business) or create any security interest in favour of any other person; (b) prepay any such indebtedness without offering to proportionally prepay the Facility provided by the Lender, subject to such conditions as may be stipulated by the Lender as specified in this Agreement; (c) create or permit any encumbrance in any form on any of the Assets provided as security for the Facility, or dispose off or deal with in any manner all or any of its Assets; (d) provide any loans/financial assistance, including by way of guarantees, indemnities or other assurances of a similar nature. This provision shall not apply to loans and advances made to employees or contractors/suppliers in the ordinary course of business; (e) pay any commission to its promoters, directors, managers or other persons for furnishing guarantees, counter guarantees or indemnities or for undertaking any other liability in connection with any indebtedness incurred by the Borrower or in connection with any other obligation undertaken for or by the Borrower. (iii) (a) declare or pay any dividend/make any distribution of profits or otherwise to any person, so long as any default has occurred / is subsisting under this Agreement and/or any of the other Transaction Document or would occur as a result of such declaration or payment of dividend or authorisation or making of distribution, and/or in excess of the percentile amount specified herein; (b) buy back, cancel or reduce in any manner it share capital, or issue any further share capital, or change its capital structure in any manner whatsoever; (c) permit any disposal /transfer of shares in the Borrower’s share capital by any person as specified by the Lender. The borrower shall provide undertakings from such persons in this regard as may be required by the Lender; (d) amend/alter its constitutional documents in any manner that would be likely to affect the performance of its obligations hereunder and/or any rights of the Lender. (iv) (a) create any subsidiary or a joint venture company or permit any company to become its subsidiary or joint venture partner; (b) undertake or permit any merger, de-merger, consolidation, reorganisation, scheme or arrangement or compromise with its creditors or shareholders or effect any scheme of amalgamation or reconstruction. (v) change its financial year end and/or the accounting methods or policies currently being followed by the Borrower (unless such change is required by Law). VII. EVENTS OF DEFAULT 7.1 The following events/occurrences shall constitute Events of Default. (i) If the Borrower fails to pay any monies payable hereunder on the dates and in the manner stipulated in this Agreement, whether demanded or not; (ii) If the Borrower fails or neglects to observe or perform or commits or allows to be committed a breach of any of the terms, conditions, provisions or stipulations of this Agreement on its part to be observed and performed (other than failure to pay any sum hereunder when due and payable) and if such breach is remediable, fails to remedy the same within fourteen days of notice by the Lender specifying such default and requiring such default to be remedied; (iii) Any information given by the Borrower in its application for grant of the Facility, in the reports and other information furnished by or on behalf of the Borrower is incorrect or misleading, or a representation, warranty or statement made or deemed to be made hereunder or in connection with any other Transaction Document by the Borrower or any other person, is incorrect or misleading in any respect; (iv) (a) If the Borrower’s assets/Assets have not been kept insured by the Borrower or depreciate in value to such an extent that such depreciation in value could in the opinion of the Lender, have a Material Adverse Effect; (b) Any insurance contracted or taken by the Borrower is not, or ceases to be, in full force and effect at any time when it is required to be in effect or any insurance is avoided, or any insurer or re-insurer avoids or suspends or becomes entitled to avoid or suspend, any insurance or any claim under it or otherwise reduce its liability under any insurance or any insurer of any insurance is not bound, or ceases to be bound, to meet its obligations in full or in part under any insurance. (v) If the Borrower voluntarily suspends all or any substantial portion of its operations, business, or abandons the Project, or any or a substantial part of its assets/Assets or business are damaged or destroyed, or any of the permits, certificates, licenses, rights or privileges required for the conduct of the business and operations of the Borrower shall be revoked, cancelled or otherwise terminated, or the free and continued use and exercise thereof curtailed or prevented, so as to have a Material Adverse Effect; (vi) If the Borrower or any other party/person is in breach of, or does not comply with, any term or condition (whether, financial, performance or otherwise) of any Transaction Document including any security document or undertaking; (vii) If, in the opinion of the Lender, the security created /to be created in favour of the Lender is in jeopardy or ceases to have effect or if any Transaction Document becomes illegal, invalid, unenforceable or otherwise fails or ceases to be in effect or fails or ceases to provide the benefit of the liens, rights, powers, privileges or security interests purported or sought to be created thereby or if any such Transaction Document shall be assigned or otherwise transferred, amended or terminated, repudiated or revoked without the approval of the Lender; (viii) If the Borrower takes or allows any action to be taken for its liquidation/ insolvency/ bankruptcy, or if a Receiver is appointed of the whole or part of the assets/Assets, properties or undertaking of the Borrower unless such proceedings are stayed or discharged within a period of 30 days from the date of such occurrence; (ix) if the Borrower compounds with or enters into any composition with its creditors;

(x) The Borrower is unable or has admitted in writing its inability to pay any of its indebtedness as they mature or when due; (xi) If the Borrower does or suffers any act or thing or omits to do or suffer any act or thing whereby or in consequence of which the Borrower’s assets/Assets may be or is likely to be distrained, arrested, endangered, attached or taken in execution under any legal process or by public authority; (xii) Any person acting singularly or with any other person (either directly or indirectly) acquires control of the Borrower either directly or indirectly, without the approval of the Lender; (xiii) Any change in Law occurs or is announced, which would adversely affect the validity, legality or enforceability of this Agreement and/or any other Transaction Document, and/or any security interest created in favour of the Lender, or which has a Material Adverse Effect; (xiv) An event of default howsoever described occurs under any agreement or document relating to any indebtedness of the Borrower or if any other lenders of the Borrower have refused to disburse, extend, or have cancelled or recalled its/their or any part thereof; (xv) If the Borrower or any other party to any Project document are in breach of, or do not comply with, any term or condition (whether, financial, performance or otherwise) of any Project Document and such breach or non-compliance is, in the opinion or the Lender, likely to have a Material Adverse Effect and is not remedied within the period for remedy, if any, provided in such contractual documents; (xvi) If the Borrower by any act or omission gives to the Lender reasonable grounds to consider that its rights or the assets/Assets may be prejudiced or be in jeopardy, or does or omits to do any thing, which would have a Material Adverse Effect. For the purposes of the above the following shall apply: i) On the occurrence of the events as provided in Article 7.1 hereinabove, the Borrower shall forthwith notify the Lender in writing of the same; ii) The period for cure of breach / remedy of default is without prejudice to the Lenders’ rights and remedies that are available to it hereunder and under applicable law and any non-exercise on the part of the Lender shall not be construed as a waiver by the Lender in respect thereof; iii) The Borrower shall utilize the cure period as provided hereinabove exclusively for the purpose of cure of breach/remedy of default only. 7.2 On the happening of any of the Events of Default, the Lender (i) shall be entitled, without prejudice to any other right or remedy which the Lender may have under this Agreement or otherwise in law and notwithstanding any subsequent acceptance of any Repayment Instalments/interest, take any of the steps specified hereinbelow without any notice, except as specified herein, at any time after the occurrence of such event (i) may, by a notice in writing to the Borrower, terminate this Agreement and/or declare the principal of and all interest on and all other amounts in respect of the Facility to be due and payable forthwith, and/or the security created in terms of this Agreement and/or the other Transaction Documents to be enforceable, and the Lender or such other person in favour of whom such security or any part thereof is created shall have inter alia, the following rights (notwithstanding anything in the Facility Agreement or the Transaction Documents to the contrary) namely: (i) to enforce any/all security/ies provided to the Lender in terms of this Agreement and the other Transaction Documents; and/or; (ii) to enter upon and take possession of, deploy, dispose off, transfer any/all assets comprised within the security created in favour of the Lender, as may be applicable by way of lease, leave and licence, sale or otherwise; and/or; (iii) to repossess, sell, or otherwise dispose off/ deploy the Assets comprised in the security, as may be applicable in such manner, as the Lender may deem fit; (iv) to exercise and enforce all rights and remedies available to the Lender under this Agreement and/or the other Transaction Documents; (v) The Lender shall, without prejudice to any of the rights and remedies specified hereinabove, be entitled to the following rights: (a) the Lender shall be entitled to appoint, from time to time, a Wholetime Director on the Board of Directors of the Borrower. Such Director is hereinafter referred to as “the Wholetime Nominee Director”. Such Wholetime Nominee Director shall not be required to hold qualification shares nor be liable to retire by rotation and shall be entitled to receive such reasonable remuneration, fees, commission and monies as may be approved by the Lender. Such Wholetime Nominee Director shall be entitled to be appointed a member of such committees of the Board as may be required by the Lender, and to receive notices of and attend all general meetings and Board meetings or any committees of the Borrower of which they are members. Any expense that may be incurred by the Lender or such Wholetime Nominee Director in connection with its appointment or directorship shall be paid or reimbursed by the Borrower to the Lender or, as the case may be, to such Wholetime Nominee Director; (b) the Lender shall have a right to review the management set up or organisation of the Borrower and to require the Borrower to restructure it as may be considered necessary by the Lender, including the formation of management committees with such powers and functions as may be considered suitable by the Lender. The Borrower shall promptly comply with all such requirements of the Lender. 7.3 All expenses incurred by the Lender after an Event of Default has occurred including in connection with: (i) preservation of, or enforcement action against the Borrower’s Assets or the Assets provided as security in terms hereof (whether then or thereafter existing); and (ii) collection of amounts due under this Agreement and/or the other Transaction

Documents; shall be payable by the Borrower. 7.4 If any Event of Default has occurred or is continuing or if the Borrower has not availed of or drawn from the Facility by the date referred to in this Agreement or such later date as may be permitted by the Lender, then, in such event, the Lender may, by notice in writing to the Borrower: (i) suspend further access by the Borrower to the use of the Facility under this Agreement. The right of the Borrower to avail of or make drawals from the Facility shall continue to be suspended till further notice from the Lender in this regard; or (ii) terminate the right of the Borrower to avail of or make drawals from the Facility. Upon such notice, the unutilised amount of the Facility shall stand cancelled. 7.5 Notwithstanding any suspension or termination of this Agreement as specified hereinabove, all the provisions of this Agreement for the benefit or protection of the Lender and its interests shall continue to be in full force and effect as specifically provided in this Agreement. VIII. ASSIGNMENT 8.1 The Borrower shall not assign, delegate or otherwise transfer all or any part of its rights or obligations under this Agreement. 8.2 The Lender may without the consent of the Borrower, assign all or any part of its rights and benefits hereunder or transfer or novate all or part of its rights, benefits and obligations hereunder or under the Transaction Documents, to any person, including Bank, Financial Institution or Public Financial Institution (under section 4A of the Companies Act 1956), or institutional lender (“New Lender”); Provided that in the event of an assignment by the Lender of its rights, benefits or obligations under this Facility Agreement and/or any other Transaction Documents, to the New Lender, the relationship between the New Lender and the Borrower shall be governed, at the option of the New Lender, by the special legislations that are at present and/or then applicable/available to such New Lender under applicable laws, inter alia in respect of enforcement of obligations/security and/or rights of recovery. 8.3 The New Lender shall, upon such assignment/ novation/ transfer, acquire the same rights and assume the same obligations as regards the Borrower as they would have acquired and assumed had the New Lender been an original party to this Agreement and other Transaction Documents. 8.4 Upon such assignment/novation/transfer, the Borrower and the Lender shall be released from further obligations to each other and their respective rights against each other under this Agreement and other Transaction Documents, shall stand cancelled. 8.5 Without prejudice to the aforesaid Section 8.1 and 8.2, the Lender may (at its sole discretion), without notice to the Borrower, share the credit risk of the whole or a part of the Facility with any other person, including Bank, Financial Institution or Public Financial Institution (under section 4A of the Companies Act 1956), or institutional lender, by way of participation (“participant”). Notwithstanding such participation, all rights, title, interests, special status and other benefits and privileges enjoyed or conferred upon or held by the Lender under this Agreement and the Transaction Documents shall remain valid, effective and enforceable by the Lender on the same terms and conditions and the Borrower shall continue to discharge in full all its obligations under the this Agreement and the Transaction Documents to the Lender. The Borrower shall not have and shall not claim any privity of contract with such participant on account of any reason whatsoever. 8.6 Save as aforesaid, this Agreement shall be binding upon and shall enure for the benefit of the Lender and its successors in title and assigns and the Borrower and its successors in title. IX. DISPUTE RESOLUTION 9.1.(i) Any dispute or difference or claims that arises between parties or any of them touching or concerning this Facility Agreement /Transaction Documents or any condition herein/therein contained or as to the rights, duties or liabilities of parties hereto or any of them either during the continuance of the Facility Agreement or after the completion or termination or purported termination hereof shall be referred to Arbitration by a sole Arbitrator, to be appointed by the Lender, according to the provisions of Arbitration & Conciliation Act, 1996 and rules thereunder and any amendment thereto from time to time; (ii) It is agreed between the parties hereto that nothing contained in Section 17 of Arbitration & Conciliation Act, 1996, shall in any way, affect the right of any of or preclude the parties to / from seek / seeking such interim relief /s in any Court of competent jurisdiction, including interim relief u/s 9 of the Arbitration & Conciliation Act, 1996, and the rules framed thereunder, if in the opinion of the party seeking relief, such application for interim reliefs, is necessary in order to protect the Assets and / or the rights of the party seeking relief and / or in aid of the arbitration; (iii) The award of the Arbitrator shall be a written award and shall be final, conclusive & binding on all the parties whether on question of law or of fact; (iv) In the event of death, refusal, negligence, inability, incapability of the persons so appointed to act as the sole Arbitrator, a new arbitrator shall be appointed by the Lender; (v) The venue of arbitration shall be Mumbai or such other place as may be determined at the sole discretion of the Lender and courts in Mumbai or such other place shall have exclusive jurisdiction; (vi) Notwithstanding anything contained hereinabove, in the event of change in the status of the Lender or in the event of the law being made or amended so as to bring the Lender under the Securitization Act or the DRT Act, or any other special legislation to enable the Lender to enforce the security under the Securitization Act or proceed to recover dues from the Borrower under the DRT Act, the arbitration provisions hereinbefore contained shall at the option of the Lender cease to have any effect and if arbitration proceedings are commenced but no Award is made, then at the option of the Lender, such proceedings shall stand terminated and the mandate of the Arbitrator shall come to an end, from the date of the making of the law or the date when amendment becomes effective or the date when the Lender exercises the option of terminating the mandate of Arbitrator the case may be. X. INDEMNITY 10.1 The Borrower hereby indemnifies and shall keep indemnified the Lender, its Directors, Officers and Agents of, from and against any and all loss, damage, costs including actual legal costs, charges and expenses, which they or any of them may suffer or incur arising out: (i) of any breach, default, act of commission or omission on the part of the Borrower or any other party to the Transaction Documents, of the provisions of this Agreement/Transaction Documents; (ii) any loss of or damage to the Assets or any part thereof from whatever cause arising and whether or not such loss or damage results from the negligence or cause beyond the control of the Borrower; (iii) claims and demands made upon the Lender by reason of any loss, death, injury or damage suffered by any person from the operation of the Assets or the use thereof; (iv) any non-compliance by the Borrower with all applicable laws and regulation relating to the transportation, possession, operation and use of the Assets and assumes all liabilities arising from or pertaining to the transportation, possession, operating or use of the Assets. (v) The liability and responsibility as also the indemnity/ies herein contained of the Borrower arising from anything done or any act of commission or omission occurring prior to the termination or sooner determination of this Agreement shall survive in so far as they pertain to events/occurrences that transpired during the period of this Agreement and be enforceable and carried out notwithstanding any such termination and/or sooner determination. XI. GENERAL 11.1 Any notice to the Borrower by the Lender shall be in writing and posted, delivered personally or sent by courier, registered or certified mail or facsimile transmission to the Borrower’s last known address and/or the address as specified in Schedule I hereto, and for proving service by the Lender it shall be sufficient to show that the envelope containing the notice was properly addressed and posted/delivered/sent to the said address/facsimile number. Any notice required to be given by the Borrower to the Lender shall be in writing and sent by registered post A.D. to the aforesaid addresses of the Lender. Provided, however, that no notice or communication to the Lender shall be effective unless actually received by the Lender.

11.2 Time shall be the essence of this Agreement in so far as it relates to the observance or performance by the Borrower of all or any of its obligations hereunder. 11.3 The failure of the Lender to insist upon the punctual performance of any of the obligations of the Borrower hereunder, or the failure of the Lender to exercise any right or remedy available to the Lender under this Agreement/Transaction Documents or any failure of the Lender to require payment from or by the Borrower, when due of any sum owing hereunder, or any extension of credit or any forbearance on the part of the Lender shall not constitute a waiver by the Lender of any subsequent or continuing default by the Borrower hereunder nor shall the same prejudice, affect or restrict the rights and powers of the Lender hereunder. All demands for payments and performance and all notices of non-payment or other default hereunder are hereby waived by the Borrower. 11.4 The Borrower shall pay to the Lender upon demand the stamp duty and registration charges if any, payable on this Agreement and its duplicate and all other Agreements, deeds, writings and documents executed by and between the parties hereto in respect of the Facility. 11.5 The Borrower declares and represents that every statement and representation made and every particular given by it in relation to this transaction is true and correct. 11.6 (i) The Lender shall maintain, in accordance with its usual practice, accounts evidencing the amounts from time to time lent by and/or owing to it under this Agreement and/or the other Transaction Documents; (ii) In any legal action or proceedings arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to (i) above shall be prima-facie and conclusive evidence of the existence and amount of obligations of the Borrower as therein recorded. 11.7 The Borrower hereby agrees & gives consent for the disclosures by the Lender of all or any such: (i) information & data relating to the Borrower; (ii) information and data relating to any credit or loan availed/ to be availed by the Borrower and data relating to their obligations as Borrower/Guarantor; (iii) obligations assumed/to be assumed by the Borrower in relation to the Credit Facility(ies); (iv) default if any, committed by the Borrower in discharge of the Borrower’s obligations hereunder or under any Facility Agreements. as the Lender may deem appropriate and necessary, disclose and furnish to Credit Information Bureau Limited (“CIBIL”) or any other agency authorized by Reserve Bank of India(“RBI”) in this behalf. The Borrower declares that the information and data furnished by the Borrower to the Lender are true and correct.

The Borrower undertakes that CIBIL or any other agency so authorized may use/process the said information and data disclosed by the Lender in the manner as may be deemed fit by them. CIBIL or any other agency so authorized may furnish for consideration the processed information, data and products thereof prepared by them to banks, Financial Institutions (“FIs’) or other credit granters or registered users as may be specified by RBI in this behalf. The information and data furnished by the Borrower to the Lender from time to time shall be true and correct. 11.8 This Agreement represents the entire Agreement in respect of the Facility between the parties hereto on the subject matter hereof and shall be capable of variation in writing by a Note of Amendment signed by and on behalf of the Lender and the Borrower. 11.9 This Agreement shall be governed by and construed in accordance with the laws of India. 11.10 Clause headings are inserted for convenience of reference only and shall not be deemed to affect the interpretation of this Agreement. Reference to Clauses and Schedules are to be construed as references to Clauses of and Schedules to this Agreement. Words importing the plural shall, except where the context otherwise requires, include the singular and vice versa. 11.11 Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of prohibition or unenforceability but that shall not invalidate the remaining provisions of this Agreement or affect such provision in any other jurisdiction. 11.12 All Schedules hereto shall be deemed to form an integral part of this Agreement and in the event of any inconsistency or repugnancy between the contents of this Agreement and/or any Schedule hereto; the latter shall prevail to all intents and purposes.

SCHEDULE - I TO FACILITY AGREEMENT NO. DATED 17th March 2008 1. Description of the Borrower Aster Infrastructure Private Limited, a company incorporated and registered under the Companies Act 1956, having its Registered Office at E-67, 4th crescent, Sainikpuri, Secunderabad (herein referred to as the “Borrower”, which expression shall, unless it be repugnant to the context or meaning thereof be deemed to mean and include its successors in title). Address for service of notices: E-67, 4th Crescent, Sainikpuri, Secunderabad. Attn: Mr. Sheshadri Raman Fax: 040-27117410 2. Project: Setting up of 861 telecom towers for cell sites for various telecom operators in India. 3. Project Cost : Rs. 187 crore (Rupees One Hundred And Eighty Seven Crore) 4. Tenor: 6.5 years Including 1 year of moratorium from the date of first disbursement 5. Financing Plan: The Total Project Cost of Rs. 187 crore will be funded by Rs. 130 crore of debt and Rs. 57 crore of equity capital/internal accruals in the ratio of 2.28:1 6. Implementation Period: The project will be implemented by 31st March, 2009.

SCHEDULE - II 1. Amount of the Facility: Rs. 40 crore (Rupees Forty Crore only) 2. Repayment Schedule: The repayment shall be done in 66 monthly installments commencing from Mar 1, 2009 as follows: Rs. 33.33 lacs each in the intial 6 months after the after the 1 year moratorium period from the date of first disbursement; Rs. 38.46 lacs each in 12 monthly installments thereafter; Rs. 50.00 lacs each in 12 monthly installments thereafter; Rs. 66.67 lacs each in 12 monthly installments thereafter; Rs. 78.20 lacs each in 12 monthly installments thereafter; Rs. 83.33 lacs each in 11 monthly installments thereafter; Rs. 83.43 lacs each in 1 monthly installment thereafter. 3. Scheduled Bank at: (i) Axis Bank Limited, 6-3-879/B, Greenlands, Begumpet Road, Hyderabad — 50 016. (ii) Oriental Bank of Commerce, SD Road Branch, Secunderabad. 4. Applicable Rates of interest: (i) Interest on the Facility: 12.0% (SBI PLR-0.25%) p.a. payable monthly The interest rate would be indexed to SBI PLR (State Bank of India Prime Lending rate). The SBI PLR is currently at 12.25%. Accordingly, future interest rate shall be increased or decreased with the movement of the SBI PLR. In case the account is irregular for more than one month at the time of reset, no benefit for reduction in interest would be passed on, though the increase in interest will be loaded. (ii) Interest on other amounts payable by the Borrower: (iii) Default Rate of Interest: 1% over and above Applicable Interest Rate (the Further Interest) computed from the respective due date until the date of actual payment. Such Further Interest shall be compounded monthly and shall become payable on demand or in the absence of any such demand, on the next Interest Payment Date falling after the date of default. (iv) Additional Interest pending creation of final security: Without prejudice to the Lender’s right to disburse, any disbursements made pending creation of security including non-receipt of NOCs from existing lenders referred to in herein above, shall carry further interest @ 1% per annum (the Additional Interest) from the date of expiry of 90 days from the date of first disbursement on a prospective basis.

(v) Compound Interest: Monthly rests (vi) Interest Payment Date: The Interest shall be payable on a monthly basis on the first day of each month in which it becomes due. (vii) Interest Reset Date: The first reset of interest rates shall be done at the end of the moratorium period i.e. one year and the subsequent resets shall be carried out every one year thereafter. 5. Upfront Interest The Borrower shall pay the Lender, a non — refundable upfront interest of Rs. 2 million. The upfront interest shall be payable upon: the execution of this Agreement. 6. Notice period for drawdown: The Borrower shall give the Lender 7 business days advance notice in writing in respect of each Intended drawn down. 7. Availability Period: Unless otherwise agreed by the Lender in writing the Borrower’s right to make drawals from the Facility shall cease on 31st March, 2009. 8. Pre-payment Premium: The Borrower may prepay the outstanding principal amounts of the Facility in full or in part, before the due dates with 30 days prior written notice given to the Lender for such prepayment, subject to prepayment premium of 1% on the prepaid amount. In case the pre-payment is on the Interest Reset Date, no penalty shall be payable. 9. Debt to Equity Ratio: 2.28:1.00 10. Legal fees: Rs 3,00,000/- (Rupees Three Lakhs Only) 11. Reimbursement of all expenses: As per actual. 12. Commitment Charges: 1% (plus taxes, if any) of the amount undrawn beyond 31st March, 2009

SCHEDULE - III DESCRIPTION OF ASSETS 1. The telecom towers of the Borrower (the “Specific Assets” which expression shall, as the context may permit or require, mean any of each of such specific assets) as listed below: List of Towers setup by Aster Infrastructure Private Limited (as on 10thMarch, 2008) Sr. No. State GBT RTT Total Towers 1 KA 125 117 242 2 PB 135 94 229 3 AP 94 4 98 4 UP(E) 15 0 15 5 MP 10 0 10 6 GJ 7 0 7 2. All Current Assets, Immovable Assets and Equipment of the Borrower. 3. Any other asset owned by the Borrower.

SCHEDULE - IV SECURITY CREATION The Facility together with all the Secured Obligations payable to the Lender shall be secured by: (a) A pari-passu first charge on the entire fixed and current assets, present and future, of the Borrower including 861 telecom towers, being financed out of the total debt of Rs. 130 crore and project cost of Rs. 187 crore, but excluding those assets which are currently charged to Oriental Bank of Commerce; (b) A pari-passu first charge on the Escrow Account, which is a designated account with Axis Bank where all receivables including lease rentals of all the Telecom Tower sites and land sites, present and future, which are currently not escrowed to Oriental Bank of Commerce, shall be credited; (C) A pari-passu second charge on the entire fixed and current assets, present and future, of the Borrower currently charged to Oriental Bank of Commerce. If, at any time during the subsistence of the Facility, the Lender is of the opinion that the security provided by the Borrower has become inadequate to cover the Facility then outstanding, then, on the Lender advising the Borrower to that effect, the Borrower shall provide and furnish to the Lender to the satisfaction of the Lender such additional security as may be acceptable to the Lender to cover such deficiency.

SCHEDULE - V PRE-DISBURSEMENT CONDITIONS 1. The Borrower shall comply with the following conditions prior to the first disbursement under the Assistance: i. Execution of Facility Agreement; ii. Execution of all other Transaction Documents; iii. The Borrower shall provide the Statutory Auditor/CA’s certificate with respect to section 281 of the IT Act, prior to disbursement; iv. Submission of certified extract of board resolution for acceptance of the Approval Letter;; v. Submission of an undertaking from Shri Uppala Kantha Rao & Smt. Uppala Rajani ( the Promoters) to the effect that any shortfall in the resources of the Borrower for completing the said Project and overrun in the cost of the Project due to any circumstances shall be met by the Promoters by infusion of fresh equity/preference capital/unsecured interest free loans/subordinated debt, without recourse to the Lender/other financial institutions/banks; vi. Submission of an undertaking from Shri Uppala Kantha Rao and Smt. U Rajani to maintain at least 26% holding in the equity share capital of the Borrower during the tenor of the Facility; vii. Submission of CA certificate regarding the equity and debt brought in and the end use of the same; viii. The Borrower shall ensure that the Borrower has made amendments to the Memorandum and Articles of Association of the Borrower to ensure that the authorized share Capital of the Borrower is in line with the means of financing for the Project; ix. Appropriate due diligence of the Gold Customer Agreement between the Borrower and Aster Teleservices Private Limited; x. The Security Interest stipulated in security clause above shall have been duly created, perfected and registered or recorded to the extent necessary to create, perfect and protect Lenders’ first priority security interest therein. xi. Unless otherwise permitted by the Lender, the Borrower shall ensure that all security required to be created in terms of this Agreement will be duly and validly created and all requirements for filing, registration or notification in respect thereof shall be duly complied with. The Borrower shall provide the Lender with proof thereof, along with all the required security and other Transaction Documents duly executed;

xii. No Default or Event of Default has occurred and is continuing; xiii. No event has happened which in the opinion of the Lender would result in having a Material Adverse Effect. 2. Conditions Precedent to each disbursement The obligation of the Lender to make any and all disbursements under this Agreement shall be subject to the Borrower performing the obligations and undertakings set out herein below besides compliance by the Borrower with the procedure for disbursement as stipulated by the Lender to the satisfaction of the Lender. 1. The Statutory Auditors shall have provided a certificate certifying the expenditure incurred on the Project, the means of financing the same and utilization of the Facility previously disbursed to the Borrower for the Project; 2. No Default or Event of Default has occurred and is continuing; 3. No event has happened which in the opinion of the Lender would result in having a Material Adverse Effect. The Borrower shall furnish NOCs from existing lenders (if any), within ninety days (90 days) from the date of first disbursement. Without prejudice to the Lender’s right to disburse, any disbursements made pending creation of security including non-receipt of NOCs from existing lenders referred to herein above, shall carry further interest @ 1% per annum (the Additional Interest) from the date of expiry of 90 days from the date of first disbursement on a prospective basis. In the event of Borrower failing to provide NOCs and create security within 120 days from the date of first disbursement, it will be construed as an Event of Default. xiv. If the Borrower fails to keep the “Assets” suitably insured to Lender’s satisfaction, the Lender shall have the right to obtain the insurance and the Borrower shall reimburse the amount along with late compensation charges to Lender.

SCHEDULE - VI ADDITIONAL CONDITIONS The following conditions shall also apply to the Facility granted to the Borrower as set out in this Agreement and shall be construed to be and be read as an integral part of this Agreement: 1. The Borrower shall to the satisfaction of the Lender i. Carry out such alterations to its Memorandum and Articles of Association as may be required by the Lender (including but not limited to incorporation of clause providing for the appointment of nominee directors of banks and financial institutions on the Borrower’s Board); ii. Implement the Project within the overall Project cost of Rs. 187 crore (the “Project Cost”) and in accordance with the financing plan (“The Financing Plan”) both as agreed to between the Borrower and the Lender and which will be set out in the Facility Agreement and shall achieve Project completion on or before 31st March, 2009 (the “Scheduled Project Completion Date”). iii. Obtain and maintain all the required statutory/ non-statutory clearances for the Project. iv. Obtain comprehensive insurance covers in accordance with good industry practice including but not limited to contractor’s all risks insurance, labor insurance, employee liability insurance, property all risk insurance and insurance for the Project assets, plant and machinery, labor etc. within one month from the date of first disbursement of the Facility. The insurance cover would be kept valid throughout the tenure of the Facility and insurance covers against loss of assets securing the Facility to be endorsed in favor of the Lender as a ‘loss payee’. v. Appoint technical, financial and executive personnel of proper qualifications and experience for the key posts and that its organizational set up is adequate to ensure smooth implementation and operation of the Project. vi. Provide the following in such form and manner as may be required by the Lender: a) quarterly progress reports on the implementation of the Project; b) audited / un-audited financial statements (consisting of income statement, balance sheet, cash flow statement and accompanying notes) of the Borrower to the Lender on a half yearly basis; c) all other reporting requirements of the Lender. 2. Any saving in the Project Cast on the completion of the Project shall result in reduction of scheduled debt and equity contribution. 3. The Borrower shall not undertake any new projects without prior intimation to the Lender. 4. The Borrower shall not without the prior written approval of the Lender: i. Make any modifications to any of the Project Documents. Provided however that the Lender shall not unreasonably withhold such approval; ii. Augment, modernize, expand or otherwise change the scope of the Project; iii Convey, sell, or otherwise dispose of or mortgage or otherwise charge (or agree to do any of the foregoing at any future time) all or any part its Project assets over which security interest has been created in favor of the Lender;

iv. Issue any debentures, raise any loan, accept deposits from public, issue equity or preference capital, save and except as provided in the Financing Plan or withdraw the share premium amount or change its capital structure or create any security interest or give any guarantees other than in the normal course of business activities; v. Create off balance sheet or balance sheet related exposure to any derivatives, equity investments, or any other investments except those investments which are permitted as per the facility Agreement; vi. Merge or amalgamate; vii. Prepay Promoter loans/ sub debt; viii. Create security in favor of any other entity, person or individual. 5. The Lender would conduct one or more reviews of the Project before completion of the Project. The Borrower would provide all necessary information to the Lender as may be required for this purpose. 6. The Lender shall have a right to appoint one (1) nominee director on the Board of Directors of the Borrower on an occurrence of an Event of Default under the Facility agreement. The Borrower shall suitably amend its Articles of Association to provide for such appointment. 7. Submission of an undertaking from NSR PE Maurties LLC ( the Investors) to the effect that any shortfall in the resources of the Borrower for completing the said Project and overrun in the cost of the Project due to any circumstances shall be met by the Promoters by infusion of fresh equity/preference capital/unsecured interest free loans/subordinated debt, without recourse to the Lender/other financial institutions/banks; 8. Preliminary and preoperative expenses and contingency shall be allowed as a part of the Project Cost only the extent permitted by the Lender and to the extent that they are certified by Auditors that they have been actually incurred and relate to the proposed Project only. 9. Furnish original copy of IT certificate under section 281 (1) (ii) of the Income Tax Act, 1961 within 45 days from the date of first disbursement. 10. The Project shall, at all times during the currency of the Facility, comply with the environmental, health, safety and social (EHSS) requirements specified below: (a) Ensure compliance with provisions of all applicable legislation, and clearances issued there under, and maintenance of documents to be able to demonstrate compliance with the same. (b) Ensure compliance with all conditions stipulated in the State and Central environmental clearances obtained by the Borrower for the project. (c) Report to the Lender on the environment, health and safety status of the project as per the format to be specified by the Lender. (d) Provide the requisite information (if required) and provide access to the Lender or a consultant appointed by the Lender to carry out periodic Environment & Social Monitoring and Review (ESMR) of the Borrower/Project. (e) Forward copies of any relevant internal or consultant’s reports or annual reports on the environmental status and performance of the operations. (f) Ensure compliance with specified recommendations made by the Lender following ESMR report.

11. The Borrower shall maintain the following Financial Covenants for the Project: (i) Maintain a minimum FACR of 1.60 times during the tenor of the Facility; (ii) Maintain a minimum DSCR of 1.25 during the tenor of the Facility. 12. Subject to compliance with Applicable Law, the Borrower shall pay dividend to its shareholders (make other restricted payments towards redemption, repurchase, retirement or otherwise acquisition of its shares) only if the following conditions are satisfied: (i) No Event of Default under the Facility Agreement and other Transaction Documents has occurred and continuing; (ii) Financial Covenants stipulated hereinabove. Any favorable terms and conditions of sanction stipulated by other participating Indian/foreign financial institutions/banks, if any, shall be applicable to the proposed Facility by the Lender to the extent they are relevant. 13. (i) The Borrower shall establish and maintain an escrow and no-lien account (“Designated Account”) with a bank agreeable to the Borrower (“Designated Bank”), and shall ensure that all Receivables are paid into the Designated Account; 14. Conversion Right (i) If the Borrower commits a default in payment of any two consecutive installments of principal amounts of the Facility or Interest thereon or any combination thereof, then, the Lender shall have the right to convert (“the Conversion Right”) at its option the whole or part of the defaulted amount of the Facility into fully paid-up equity shares of the Borrower, at par, in the manner specified in a notice in writing of at least 15 days to be given by the Lender to the Borrower (which notice is hereinafter referred to as the “Notice of Conversion”) prior to the date on which the conversion is to take effect, which date shall to specified in the said notice (the “Date of Conversion”); (ii) On receipt of Notice of Conversion, the Borrower shall allot and Issue the requisite number of fully paid-up equity shares to the Lender as from the Date of Conversion and the Lender shall accept the same in satisfaction of the principal amount of the Facility to the extent so converted. The part of the Facility so converted shall cease to carry interest as from the Date of Conversion and the Facility shall stand correspondingly reduced. Upon such conversion, the installments of the Facility payable after the Date of Conversion as per the Amortisation Schedule set forth in Schedule II hereto shall stand reduced proportionately by the amounts of the Facility so converted. The equity shares so allotted and issued to the Lender shall carry, from the Date of Conversion, the right to receive proportionately the dividends and other distributions declared or to be declared in respect of the equity capital of the Borrower; (iii) The Conversion Right may be exercised by the Lender on one or more occasions during the currency of the Facility;

(iv) For the purposes of this provision, the Borrower shall not be construed to be in default, if pursuant to its request made well in advance of the due date(s) the Lender has agreed to the postpone payment of any instalment of principal or interest, as the case may be, of the Facility. 15. The Borrower shall not, without the prior written consent and approval of the Lender: a. Issue any debentures, raise any loans, accept any deposits from public, make any unfavourable change in the capital structure (including change in shareholding pattern) which is not consistent with the terms of the Facility Agreement / terms of Approval Letter, make investments in, grant loans to or give any guarantee on behalf of any person, firm or Borrower; b. Prepay any subordinated loans; c. sell/dispose any assets (excluding Permitted Investments) in excess of an aggregate amount of Rs. 2.00 crores in any financial year and Rs 10.00. crores on a cumulative basis over the Project period, without the prior written approval of the Lender (provided the same is permitted under the Project Agreements); d. Create any security interest in favour of any other person; 16. The Borrower shall not: (i) Pay dividends (either in cash or property) or make distributions in respect equity; or (ii) Make any investment (other than a permitted investment) in any entity; or (iii) Prepay or redeem for value, any indebtedness of the Borrower that is subordinated to the Facility, prior to the scheduled maturity of such indebtedness. (the foregoing being called “Restricted Payments”), unless all of the following conditions are satisfied : (i) Such Restricted Payment is permitted by applicable law; (ii) No Event of Default or Potential event of Default exists under the Facility Agreements; (iii) The financial covenants stipulated (DSCR and FACR) have been met; (iv) No event having a material adverse effect on the Project shall have occurred; (v) repayment of the debt has commenced. 17. The Lender shall conduct one or more reviews of the Project before completion of the Project. The Borrower shall provide all necessary information/documents to the Lender as may be required for this purpose. If, as a result of such review, the Lender determines that the Borrower has not implemented/nor is likely to implement not has the ability to implement the Project with the Project Cost and/or in accordance with the Financing Plan and/or the Borrower has not commenced/nor is likely to commence commercial operations after implementation of the proposed project by the completion date, the Lender may stipulate such additional conditions (including strengthening of the management set up, change in means of financing, raising of additional equity capital/other interest free unsecured funds from the Sponsors) as the Lender in their absolute discretion may deem fit and require the Borrower to take such measures as may be stipulated by the Lender in the light of the revised cost of the Project / Means of Finance / date of commencement of commercial operations.

Schedule VII Disclosure as per the requirements of Clause 5.8, by the Borrower to the Lender as on date of Facility Agreement. This disclosure list will keep getting added to and deleted from.

IN WITNESS WHEREOF the Parties hereto have caused these presents to be executed in the manner hereinafter appearing on the day and year hereinbelow written. Dated this 17th day of March 2008. THE COMMON SEAL OF ASTER INFRASTRUCTURE PRIVATE LIMITED, has been hereunto affixed pursuant to the Resolution(s) of its Board of Directors passed in that behalf on the 14th day of March 2008, in the presence of Mr Sheshadri Srinivas Raman, who has signed the same in token thereof. For Aster infrastructure Pvt. Ltd Director SIGNED AND DELIVERED by ASTER INFRASTRUCTURE PRIVATE LIMITED by the hand of Mr. Sheshadri Srinivas Raman, Director who has been authorized pursuant to the resolutions passed by the Board of Directors in that behalf on the 14th day of March 2008. For Aster infrastructure Pvt. Ltd Director SIGNED AND DELIVERED by the withinnamed L&T INFRASTRUCTURE FINANCE COMPANY LIMITED by the hand of Mr. Subrat Das, its Authorised Signatory For L & T infrastructure Finance Co. Ltd. Authorised Signatory